Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***]

FY22 GRANT

LSI INDUSTRIES INC. 2019 OMNIBUS AWARD PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

LSI INDUSTRIES INC. (the “Company”), pursuant to the 2019 Omnibus Award Plan, as amended from time to time (the “Plan”), as well as the Company's Fiscal Year 2022 Long Term Incentive Plan (the “LTIP”) hereby irrevocably grants you (the “Participant”), on October 6, 2022 (the “Grant Date”), a Performance Stock Unit Award (the “Award”) of forfeitable performance stock units of the Company (“PSUs”), each PSU representing the right to receive one share of the Company’s common stock, no par value per share (“Common Stock”), subject to the restrictions, terms and conditions herein.

WHEREAS, the Participant has been selected as a participant in the three-year performance stock unit program of the Company covering the Company’s 2022, 2023 and 2024 fiscal years; and

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has determined that it would be in the best interests of the Company and its shareholders to grant the award provided for herein to the Participant, on the terms and conditions described in this Performance Stock Unit Award Agreement (the “Agreement”).

NOW, THEREFORE, for and in consideration of the promises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, for themselves, and their permitted successors and assigns, hereby agree as follows:

1.	Terms and Conditions.

(a)    Award.  Subject to the other terms and conditions contained in this Agreement and in the Plan, the Company hereby grants to the Participant as of the Grant Date the Award of PSUs described herein. The Threshold Number of PSUs, Target Number of PSUs and Maximum Number of PSUs, as the case may be, to which the Participant may be entitled are set forth on Appendix A. The actual number of PSUs that are earned, if any, pursuant to the terms and conditions of the Award will be determined by the Committee (the “Total Award”) and shall be computed in accordance with the terms and conditions of this Agreement and Appendix A.

(b)    Performance Period.  Subject to the other terms and conditions contained in this Agreement, the performance period for the Award commenced on July 1, 2021 and shall terminate on June 30, 2024 (the “Performance Period”).  The extent to which the Award shall be earned at the end of the Performance Period shall be based upon the Company’s Cumulative Adjusted EBITDA during the Performance Period and the ending return on net assets (“RONA”) in the last fiscal year of the Performance Period (the “Performance Criteria”). Cumulative Adjusted EBITDA and RONA each represent 50% of the entire component of the PSU. Payout percentages are identified on Appendix A.

(c)    Settlement.  The Company shall settle the Award by causing one share of Common Stock for each PSU in the Total Award that is outstanding (and not previously forfeited) as of the Payout Date to be registered in the name of the Participant and held in book-entry form on the Payout Date.

2.	Forfeiture of PSUs.

(a)    Termination of Employment Generally.  Except as otherwise determined by the Company in its sole discretion or as otherwise provided in this Agreement or Appendix A to this Agreement, all PSUs shall be forfeited without consideration to the Participant upon the Participant’s termination of employment with the Company or its Affiliates for any reason (and the Participant shall forfeit any rights to receive shares of Common Stock or cash in respect of the Award).

(b)    Termination due to Death, Disability or Retirement.  In the event the Participant’s employment with the Company is terminated due to death, Disability (as defined in the Plan) or retirement (defined for purposes of this Agreement as voluntary termination of employment at or after age 62 with 5 years of service with the Company or its Affiliates), the Participant shall be entitled to receive a prorated portion of the Award determined in accordance with Section 3.

3.	Performance Determinations.

(a)    If the Participant is employed with the Company or its Affiliates at the completion of the Performance Period, then following completion of the Performance Period the Company will determine the amount of the Total Award payable to the Participant based on Appendix A.

(b)    If the Participant’s employment with the Company or its Affiliates has terminated prior to the end of the Performance Period due to death, Disability, or retirement, then as soon as administratively feasible (in the Committee’s sole discretion) following such termination the Company will determine the Total Award payable to Participant. The Total Award shall be calculated based on the Target Number of PSUs identified on Appendix A multiplied by a fraction, the numerator of which is the total number of complete months worked by the Participant during the performance Period, and the denominator of which is thirty-six (36), the total number of months in the Performance Period.

(c)    If, in connection with a Change in Control, the successor company, or a parent of the successor company, in the Change in Control does not agree to assume, replace, or substitute the PSUs granted hereunder (as of the consummation of such Change in Control) with PSUs on substantially identical terms, as determined by the Committee, then as of immediately prior to such Change in Control, the Company will determine the Total Award, calculated based on the Target Award.

(d)    Payment of awards shall be made on a date (the “Payment Date”) as soon as administratively practicable following the completion of the Performance Period (the “Vesting Date”). On the Payment Date, the Participant shall be entered as the stockholder of record for the number of PSUs covered by the Award which the Committee determines, in writing, have been earned and certified pursuant to Appendix A, and which have vested pursuant to the terms and conditions of this Agreement. If the Participant is deemed a Specified Employee at the time of the Vesting Date, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such payment will be delayed until the earlier of the date that is six months following the Vesting Date and the Participant’s death.

(e)    Except as may be otherwise provided in an Agreement approved by the Compensation Committee, at no time prior to such Vesting Date shall the Participant be deemed for any purpose to be the owner of shares of Common Stock in connection with an Award and the Participant shall have no right prior to applicable Vesting Dates to vote Shares in respect of the Award.   The Participant will not have any rights of a shareholder of the Company with respect to the PSUs until the delivery of the underlying Shares.  The obligations of the Company under this Agreement will be merely that of an unfunded and unsecured promise of the Company to deliver Shares in the future, and the rights of the Participant will be no greater than that of an unsecured general creditor.  No assets of the Company will be held or set aside as security for the obligations of the Company under this Agreement.

(f)    All determinations with respect to the Award or this Agreement by the Company or Committee, including, without limitation, determinations of the Total Award, and timing of settlements, shall be within the Company’s absolute discretion and shall be final, binding and conclusive on the Participant.

4.	Restrictive Covenant Agreement; Clawback; Incorporation by Reference.

(a)    Restrictive Covenant Agreement.  This Award is conditioned upon the Participant’s agreement to this Agreement and compliance with the Company’s Restrictive Covenant and Confidentiality Agreement executed by the Participant in favor of the Company (“Restrictive Covenant Agreement”). Participant hereby ratifies and confirms the Restrictive Covenant Agreement.

(b)    Clawback/Forfeiture.  Notwithstanding anything to the contrary contained herein, the PSUs may be forfeited without consideration if the Participant, as determined by the Committee in its sole discretion (i) engages in an activity that is in conflict with or adverse to the interests of the Company or any Affiliate, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or (ii) without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement between the Participant and the Company or any Affiliate including, without limitation, the Restrictive Covenant Agreement.  If the Participant engages in any activity referred to in the preceding sentence, the Participant shall, at the sole discretion of the Committee, forfeit the amount of Shares paid in respect of the PSUs, including, without limitation, any and all Shares, and repay such to the Company.

(c)    Incorporation by Reference.  The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of this Agreement shall control. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the grant of the Award. The number and kind of Shares deliverable pursuant to the Award are subject to adjustment as provided in Section 12 of the Plan.

5.    Compliance with Legal Requirements.  The granting and delivery of the Award, and any other obligations of the Company under this Agreement, shall be subject to all applicable federal, state, local, and foreign laws, rules, and regulations and to such approvals by any regulatory or governmental agency as may be required.

6.    Transferability.  The PSUs granted hereunder may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or any Affiliate.

7.    Miscellaneous.

(a)    Waiver.  Any right of the Company contained in this Agreement may be waived in writing by the Committee.  No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages.  No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(b)    Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)    No Right to Employment.  Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant, or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant with or without cause at any time for any reason whatsoever.  Although over the course of employment terms and conditions of employment may change, the at-will term of employment of the Participant will not change.

(d)    Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(e)    Relation to Other Benefits.  Any economic or other benefit to the Participant under this Agreement or the Plan shall not be taken into account in determining any benefits to which the Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

(f)     Taxes and Withholding.  To the extent that the Company is required to withhold any federal, state, local, foreign or other tax in connection with the PSUs thereon pursuant to this Agreement, it shall be a condition to earning the award that the Participant make arrangements satisfactory to the Company for payment of such taxes required to be withheld.  The Committee may, in its sole discretion, require the Participant to satisfy such required withholding obligation by surrendering to the Company a portion of the Shares earned by the Participant hereunder, and the Shares so surrendered by the Participant shall be credited against any such withholding obligation at the Fair Market Value of such Shares on the date of surrender or in such other reasonable manner as determined by the Company.

(g)    Amendments.  Subject to the terms of the Plan, the Committee may modify this Agreement upon written notice to the Participant.  Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, no amendment of the Plan or this Agreement shall adversely affect the rights of the Participant under this Agreement without the Participant's consent unless the Committee determines, in good faith, that such amendment is required for the Agreement to either be exempt from the application of, or comply with, the requirements of Section 409A of the Code, or as otherwise may be provided in the Plan.

(h)    Section 409A of the Code.  It is intended that the PSUs shall be exempt from the application of, or comply with, the requirements of Section 409A of the Code.  The terms of this Agreement shall be construed, administered, and governed in a manner that effects such intent, and the Committee shall not take any action that would be inconsistent with such intent.  Without limiting the foregoing, the PSUs shall not be deferred, accelerated, extended, paid out, settled, adjusted, substituted, exchanged or modified in a manner that would cause the award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code or otherwise would subject the Participant to the additional tax imposed under Section 409A of the Code.

(i)    Entire Agreement.  This Agreement, the Plan and, if applicable, the Restrictive Covenant Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto; provided, however, the Participant understands that the Participant  may have an existing agreement(s) with the Company, through prior awards, acquisition of a prior employer or otherwise, that may include the same or similar covenants as those in the Restrictive Covenant Agreement, and acknowledges that the Restrictive Covenant Agreement is meant to supplement any such agreement(s) such that the covenants in the agreements that provide the Company with the greatest protection enforceable under applicable law shall control, and that the parties do not intend to create any ambiguity or conflict that would release the Participant from the obligations the Participant has assumed under the restrictive covenants in any of these agreements, including the Restrictive Covenant Agreement.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent of the Participant under the Plan.

(j)    Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Ohio. Each of the Company and the Participant submits to the exclusive jurisdiction (both personal and subject matter) of (i) the United States District Court for the Southern District of Ohio sitting in Cincinnati, Ohio and its appellate courts, and (ii) any court of the State of Ohio sitting in Cincinnati, Ohio and its appellate courts, for the purposes of all legal actions and proceedings arising out of or related to this Agreement.

(k)    Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction and shall not constitute a part of this Agreement.

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By accepting this Agreement through the online acceptance tool on Principal website, the Participant agrees to all of the terms and conditions in this Agreement and the Plan and consents to the electronic delivery of any documents that the Company elects to deliver in connection with this Agreement.

LSI INDUSTRIES INC.

By:	/s/ Thomas A. Caneris
Name: Thomas A. Caneris
Title: EVP Human Resources

PARTICIPANT

Name:

Appendix A

Target Number of PSUs:	-

Maximum Number of PSUs:	-

The Participant shall earn 100% of the Target Number of PSUs if the Company has achieved Cumulative Adjusted EBITDA of [***] Million during the Performance Period and a RONA of [***] the last fiscal year of the Performance Period. Generally, the percentage of Target Number of PSUs earned at the end of the Performance Period based on the Performance Criteria shall be determined according to the following tables, however the actual number of PSUs to which the Participant shall be entitled will be interpolated between the percentages set forth in the following chart based on actual results:

P Cumulative Adjusted EBITDA Performance Level (50% of Earned PSUs)	Payout Level
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

P RONA Performance Level (50% of Earned PSUs)	Payout Level
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

PSU Grant: Three Year
	Payout %	RONA 2024	EBITDA Cumulative $ (000s)
Threshold	[***]	[***]	[***]
Target	[***]	[***]	[***]
Maximum	[***]	[***]	[***]

Promptly after the Audit Committee of the Board approves the Company’s financial statements for the fiscal year in which the end of the Performance Cycle occurs, the Committee must determine and certify whether, and to what extent, the Performance Criteria have been achieved.

A-1